                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                          IFR SYSTEMS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           NOTICE AND PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                     [LOGO]

                               IFR SYSTEMS, INC.
                            NOTICE OF ANNUAL MEETING
                                AUGUST 25, 2000

To the Shareholders of IFR Systems, Inc.:

    You are hereby notified that the Annual Meeting of Shareholders of IFR Systems, Inc., a Delaware corporation (the "Company"), will be held at the Rolling Hills Country Club, 233 South Westlink Drive, Wichita, Kansas, on Friday, August 25, 2000 at 10:00 A.M. Central Daylight Savings Time for the following purposes:

    1. To elect two directors for a term of three years and until their successors are duly elected and qualified;

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year ending March 31, 2001;

    3. To approve and adopt the 1992 Amended and Restated Nonqualified Stock Option Plan, a copy of which is attached as Exhibit A to the attached Proxy Statement, to increase by 300,000 the maximum number of shares that may be issued under the Plan; and

    4.  To transact such other business as may properly come before the meeting.

    Only shareholders of record at the close of business on June 26, 2000 are entitled to notice of and to vote at the meeting. PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you attend the meeting, you may, if you so desire, withdraw your proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          Charles J. Woodin

                                          SECRETARY

Wichita, Kansas

July 14, 2000

                               IFR SYSTEMS, INC.

                              2000 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

    Shareholders of record at the close of business on June 26, 2000 are entitled to vote at the Annual Meeting of Shareholders of IFR Systems, Inc., a Delaware corporation ("IFR" or the "Company"), to be held at 10:00 a.m., Central Daylight Savings Time, on Friday, August 25, 2000, at the Rolling Hills Country Club, 233 South Westlink Drive, Wichita, Kansas. All shareholders unable to attend such meeting who wish to vote their stock upon the business to be transacted at such meeting are requested to mark, sign and date the accompanying form of proxy and return it in the addressed postage-paid envelope that is enclosed. The proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by submitting another proxy that is later dated, or by voting in person at the meeting, and the signing of a proxy will not affect a shareholder's right to vote in person if present at the meeting. All proxies returned and not so revoked will be voted in accordance with their terms. There are no dissenters' rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the meeting.

    As stated in the attached Notice, the matters to be considered at the meeting are: (i) the election of two directors for a term of three years and until their successors are duly elected and qualified; (ii) the ratification of the appointment of independent auditors; (iii) to approve and adopt the 1992 Amended and Restated Nonqualified Stock Option Plan (the "Stock Option Plan"), a copy of which is attached as Exhibit A to the attached Proxy Statement, to increase by 300,000 the maximum number of shares that may be issued under the Plan and; (iv) the transaction of such other business as may properly come before the meeting.

    The solicitation of the accompanying proxy is made on behalf of the Board of Directors of the Company for the 2000 Annual Meeting and any adjournments thereof. The expense of the solicitation of the proxies for this meeting will be borne by the Company. The solicitation will be made through the use of the mail and by personal solicitation through regular employees of the company who will not be additionally compensated therefor.

    The mailing address of the principal executive offices of the Company is IFR Systems, Inc., 10200 West York Street, Wichita, Kansas, 67215. This Proxy Statement and the enclosed form of proxy were first sent or given to the shareholders on approximately July 14, 2000.

REQUIRED VOTES

    A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote is required to elect a nominee for Director. A majority of the votes that could be cast in the election or on a proposal by shareholders who are either present in person or represented by proxy and entitled to vote at the meeting is required to approve and adopt the Stock Option Plan and to ratify the appointment of auditors. Each shareholder is entitled to one vote upon each proposal submitted at the meeting for each share outstanding of record in his name at the close of business on June 26, 2000. The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker nonvotes") are considered "shares present" at the meeting only for quorum purposes but will not be considered as having been voted "for" or "against" such proposals and will not affect the outcome of the vote.

OUTSTANDING SHARES & PRINCIPAL SHAREHOLDERS

    On June 26, 2000, the Company had issued and outstanding 8,248,903 shares of common stock, $.01 par value per share ("Common Stock"), not including 1,017,347 treasury shares. Based on copies of reports filed with the Securities and Exchange Commission which have been received by the Company, the following table sets forth, as of June 26, 2000, the only persons known to be beneficial owners of more than 5% of the Company's outstanding Common Stock:

                                                            NUMBER OF SHARES    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED     CLASS
------------------------------------                       ------------------   ----------

State of Wisconsin.......................................        1,613,000         19.6%
Investment Board
P.O. Box 7842
Madison, WI 53707

Dimensional Fund Advisors, Inc...........................          667,536          8.1%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

    The following table contains information concerning beneficial ownership of IFR Systems, Inc. Common Stock as of June 26, 2000, by each Director or nominee for Director, by each Executive Officer named in the Summary Compensation Table and by all Directors and Executive Officers as a group:

                                                            NUMBER OF SHARES       PERCENT
NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED(1)   OF SHARES
------------------------                                  ---------------------   ---------
Jeffrey A. Bloomer......................................         101,750             1.2%
  DIRECTOR, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Wilton W. Cogswell, III.................................          23,125(2)          (*)
  DIRECTOR

Dennis H. Coley.........................................          34,737             (*)
  TREASURER AND CHIEF FINANCIAL OFFICER

Donald L. Graf..........................................          24,100(3)          (*)
  DIRECTOR

John V. Grose...........................................          10,500             (*)
  DIRECTOR

Frederick R. Hume.......................................               0             (*)
  NOMINEE FOR DIRECTOR

Alfred H. Hunt, III.....................................         344,348(4)          4.2%
  DIRECTOR, CHAIRMAN AND CHIEF TECHNOLOGY OFFICER

Iain M. Robertson(6)....................................          39,374             (*)
  FORMER PRESIDENT AND CHIEF OPERATING OFFICER

Oscar L. Tang...........................................         148,100(5)          1.8%
  DIRECTOR

Ralph R. Whitney, Jr....................................          46,618             (*)
  DIRECTOR

Directors, Nominee and Executive Officers as a Group
  (11 persons)..........................................         784,393             9.5%

------------------------------

(*) Denotes less than 1%.

(1) Includes shares that could be acquired within 60 days after June 26, 2000 upon the exercise of options granted pursuant to company stock option plans as follows: Mr. Bloomer, 82,750; Mr Coley, 20,437; Mr. Cogswell, 15,000; Mr. Graf, 13,500; Mr. Grose, 9,000; Mr. Hunt, 221,774; Mr. Robertson, 44,250; Mr. Tang, 6,000; Mr. Whitney, 13,500; all directors and executive officers as a group, 426,211 shares.

(2) Includes 800 shares owned by a trust of which Mr. Cogswell is trustee. Mr. Cogswell disclaims beneficial ownership of such shares.

(3) Includes 5,300 shares owned by a trust of which Mr. Graf is trustee.

(4) Includes 10,284 shares owned by Mr. Hunt's children. Mr. Hunt disclaims beneficial ownership of the shares owned by his children.

(5) Includes 60,000 shares held by Mr. Tang as trustee in various trusts for members of Mr. Tang's family and 73,500 shares held by The Tang Fund of which Mr. Tang is president and a director. Excludes 247,500 shares held in trust for the benefit of Mr. Tang and 36,400 shares held by August Associates, an investment partnership in which Mr. Tang is a limited partner, because Mr. Tang does not have the power to vote or dispose of the shares or to direct the voting or disposition of the shares.

(6) Mr. Robertson retired from the Company, October 1, 1999.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    At the Annual Meeting, it is anticipated that two directors will be elected by a plurality of the votes that could be cast in the elections. Mr. Alfred H. Hunt, III, who is a member of the present Board and Mr. Frederick R. Hume, who would be new to the Board, have been nominated for election as Directors to hold office until the annual meeting of shareholders in 2003 and until their successors have been elected and qualified. The other Directors listed below will continue in office until expiration of their terms.

    If the enclosed proxy is duly executed and received in time for the meeting and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for Alfred H. Hunt, III and Frederick R. Hume for election as Directors of the Company. There will not be cumulative voting for the election of any Director. If the nominee is unable to serve, an event which the Board of Directors does not anticipate, the proxy will be voted for the person designated by the Board to replace that nominee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF BOTH NOMINEES.

    The following table sets forth the name, age, business background, and tenure as a Director of the Company of each nominee and director. Except as otherwise indicated the principal occupations of the persons shown in the table have not changed during the last five years. Each person shown has sole voting and investment power with respect to the shares indicated in the beneficial ownership table on page 4.

         NAME, AGE,                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
 PERIOD SERVED AS DIRECTOR                           DURING PAST FIVE YEARS
----------------------------      ------------------------------------------------------------
NOMINEES FOR ELECTION FOR A TERM WHICH WILL EXPIRE IN 2003:

Frederick R. Hume, 57             Mr. Hume is President and Chief Executive Officer of the
                                  Data I/O Corporation since February 23, 1999. From 1988
                                  until his retirement in 1998, Mr. Hume was Vice President
                                  and General Manager of Keithley Instruments in Cleveland,
                                  Ohio. Mr. Hume is also a director of ILX Lightwave.
                                  Mr. Hume does not currently hold any position with the
                                  Company.

Alfred H. Hunt, III, 63           Mr. Hunt was named Chairman of the Board and Chief
DIRECTOR SINCE 1971               Technology Officer of the Company in April 1999. Prior to
                                  April 1999, Mr. Hunt served as the President, Chief
                                  Executive Officer, and Vice Chairman of the Board.

DIRECTORS WHOSE TERMS EXPIRE IN 2002:

John V. Grose, 70                 Mr. Grose is a director and past President of Navair, Inc.,
DIRECTOR SINCE 1992               which sells, services and installs avionics in military and commercial aircraft. Navair also distributes electronic test and measurement equipment. Navair's headquarters are in
                                  Mississauga, Ontario, Canada. Mr. Grose remains active in
                                  the distribution area of the business.

         NAME, AGE,                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
 PERIOD SERVED AS DIRECTOR                           DURING PAST FIVE YEARS
----------------------------      ------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 2002:

Oscar L. Tang, 62                 Since September 1993, Mr. Tang has been a director of Nvest,
DIRECTOR SINCE 1995               L.P., an investment firm located in New York. Prior to then,
                                  Mr. Tang was the President and Chief Executive Officer and
                                  co-founder of Reich & Tang, L.P., predecessor of Nvest, L.P.

Jeffrey A. Bloomer, 43            Mr. Bloomer has been the Chief Executive Officer and
DIRECTOR SINCE 1999               President of the Company since October 12, 1999. From
                                  April 1999 to October 1999, he served as Executive Vice
                                  President of the Company and from November 1995 to
                                  April 1999, he was its Treasurer and Chief Financial
                                  Officer. He served as the Company's Director of Finance from
                                  August 1994 through November 1995.

DIRECTORS WHOSE TERMS EXPIRE IN 2001:

Donald L. Graf, 62                Mr. Graf is the Corporate Vice President and Chief Financial
DIRECTOR SINCE 1985               Officer of A. Duda & Sons, Inc., a privately held nationwide agribusiness and real estate development company with
                                  principal offices in Oviedo, Florida. From March 1996 to
                                  July 1997, Mr. Graf was a private investor and consultant.
                                  Prior to then, Mr. Graf was the Senior Vice President and
                                  Chief Financial Officer of Osborn Laboratories, Inc., a
                                  Medical testing laboratory located in Overland Park, Kansas.

Ralph R. Whitney, Jr., 65         Mr. Whitney is a principal of Hammond, Kennedy, Whitney &
DIRECTOR SINCE 1985               Company, Inc., a private investment firm with offices at 230
                                  Park Avenue, New York, New York. Mr. Whitney also serves as a director of Adage, Inc.; Baldwin Technology
                                  Company, Inc.; Excel Industries, Inc.; Control
                                  Devices, Inc.; and Selas Corporation of America.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The executive officers of the Company are as follows:

NAME                                                  AGE                     POSITION
----                                                --------   --------------------------------------
Alfred H. Hunt, III...............................     63      Chairman of the Board of Directors and
                                                               Chief Technology Officer

Jeffrey A. Bloomer................................     43      President and Chief Executive Officer

Dennis H. Coley...................................     55      Treasurer and Chief Financial Officer

    Executive officers are appointed by the Board of Directors on an annual basis and serve until their successors have been duly elected. There are no family relationships among any of the executive officers or directors of the Company.

    ALFRED H. HUNT, III Mr. Hunt's positions with the Company and business experience are set out in the preceding section.

    JEFFREY A. BLOOMER Mr. Bloomer's positions with the Company and business experience are set out in the preceding section.

    DENNIS H. COLEY has been the Company's Treasurer and Chief Financial Officer since August 1999. He served as the Company's Controller from May 1996 through August 1999. Prior to joining the Company, he was the Controller of Learjet Inc., an aircraft manufacturing company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended March 31, 2000, the Board of Directors met six times. The Board of Directors has a Compensation Committee, an Audit Committee, and a Shareholder Relations Committee. There is no standing nominating committee. All Board members attended more than 75 percent of the aggregate number of Board meetings and meetings of committees on which each served during the fiscal year ended March 31, 2000.

    The Compensation Committee is comprised of Messrs. Tang (Chairman), Cogswell, Graf, and Whitney. The Compensation Committee reviews and approves all compensation plans, benefit programs, and perquisites for executives and other employees. See "Compensation Committee Report on Executive Compensation" for a more complete description of the functions of the Compensation Committee. The Compensation Committee met two times during the last fiscal year.

    The purposes and functions of the Company's Audit Committee are to meet with the auditors; to recommend the engagement or discharge of independent auditors; to review quarterly financial statements prior to issuance; to review year-end financial statements prior to issuance; to review the services from time to time being performed by the independent auditors, including nonaudit services and the fees charged, or to be charged, for all such services; and to make appropriate reports and recommendations to the Board of Directors. The persons who currently are serving on the Audit Committee are Messrs. Graf (Chairman), Grose, and Whitney. The Audit Committee met two times during the last fiscal year.

    The Shareholder Relations Committee is composed of Messrs. Cogswell (Chairman), Hunt, Grose and Tang and is responsible for establishing and monitoring the Company's Investor Relations Policy. The Shareholder Relations Committee evaluates the Company's effectiveness in the communication with the shareholders and the general financial community. The Investor Relations Policy is designed to assist the designated spokespersons in disseminating information to shareholders and other interested parties concerning developments at the Company including quarterly financial results, new product announcements, and other developments considered relevant to the valuation of the Company's publicly-traded securities. The Shareholder Relations Committee met two times during the last fiscal year.

COMPENSATION OF DIRECTORS

    Each Director of the Company, other than persons compensated as executive officers of the Company, received a retainer for the fiscal year ended March 31, 2000, of $16,000. Each such Director also receives $1,000 for each Board meeting attended and $800 for each committee meeting attended and participates in the Outside Director Compensation, Stock Option, and Retirement Plan described below. If a Director is requested by the Company to travel out of town for attendance at a Board meeting or a committee meeting, the Director is reimbursed for reasonable travel expenses.

    In August 1999, the Board of Directors adopted, and the shareholders approved, the IFR Systems, Inc. Amended Outside Director Compensation, Stock Option, and Retirement Plan (the "1999

Outside Director Plan"), pursuant to which Directors who are not employees of the Company ("Outside Directors") are entitled to receive certain cash compensation, stock options, and retirement benefits, all as described below. The 1999 Outside Director Plan is administered by the Board of Directors . Subject to the provisions of the 1999 Outside Director Plan, the Board is authorized to interpret such provisions and to make any determinations necessary or advisable for the administration of the 1999 Outside Director Plan, but no person exercises discretion with respect to the selection of Directors who will receive options and retirement benefits, the terms and provisions of the options, or the amount and duration of the retirement benefits, all of which are established by the provisions of the 1999 Outside Director Plan.

    The 1999 Outside Director Plan provides for the payment of an annual retainer and meeting attendance fees to Outside Directors of the Company. Such fees are established annually by the Board of Directors. The 1999 Outside Director Plan also provides that the Board of Directors may from time to time establish a program for the deferral of such fees and the purchase of term life, travel, and accidental death and dismemberment insurance for Outside Directors. The Board of Directors has no present intention to establish a deferral program or purchase any such insurance.

    The 1999 Outside Director Plan provides that each Outside Director shall be granted an option to purchase 1,500 shares of the Company's Common Stock on the third business day after the annual meeting of the shareholders of the Company held in each of the ten years commencing in 2000. The total number of shares which may be issued under the 1999 Outside Director Plan may not exceed 120,000 shares, subject to adjustments for stock splits and stock dividends. Options granted under the 1999 Outside Director Plan may be exercised at any time after twelve months from the date of grant. Each of the options granted under the 1999 Outside Director Plan is nontransferable except by will or pursuant to the laws of descent and distribution, is exercisable during an optionee's lifetime only by the optionee, and terminates upon the earlier of (i) nine months after the date the optionee no longer serves as a member of the Board of Directors or
(ii) one year after the date of the optionee's death, whether or not he is serving on the Board of Directors at the time of his death. Payment for shares upon the exercise of each such option may be made in cash or in shares of common stock of the Company already owned by the optionee on the date of exercise (valued on the basis of fair market value thereof on the date of exercise). The option price per share under the 1999 Outside Director Plan shall be equal to 100% of the fair market value on the date of grant.

    Under the 1999 Outside Director Plan, each Outside Director is entitled to receive an annual retirement benefit in an amount equal to the annual retainer fee in effect for the year immediately preceding his retirement or resignation from the Board of Directors, payable in quarterly installments, for the same number of years as the Outside Director served as a Director of the Company up to a maximum of ten years. In order to receive such retirement benefits, the Outside Director must have reached age 65 and ceased serving as a Director of the Company. If an Outside Director dies while serving as a Director or following his retirement or resignation from the Board of Directors, any retirement benefits that he would have otherwise been entitled to receive shall be paid to his surviving spouse or personal representative. No retirement benefits are payable for past service as a Director in years prior to the approval of the 1989 Outside Director Plan by the shareholders in 1989. No retirement benefits are payable for future service as a Director in years after 2000. The retirement benefits are intended to be a non-qualified retirement plan for purposes of the Internal Revenue Code and are deductible by the Company in the year paid. Retirement benefits payable under the 1999 Outside Director Plan are an unfunded general obligation of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the most highly compensated executive officers whose salary and bonus exceeded $100,000 in fiscal 2000 as well as the total compensation paid to each such individual for the Company's two previous fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION
                              ------------------------------------------------------------------------------------------
                                                                                         LONG-TERM
                                                                                       COMPENSATION          ALL OTHER
NAME AND                                  SALARY     BONUS       OTHER ANNUAL        AWARDS SECURITIES     COMPENSATION
PRINCIPAL POSITION              YEAR       ($)        ($)      COMPENSATION $(1)   UNDERLYING OPTIONS(#)      ($)(2)
------------------            --------   --------   --------   -----------------   ---------------------   -------------
Jeffrey A. Bloomer..........    2000      253,333         --         11,483               100,000               3,745
  CHIEF EXECUTIVE OFFICER       1999(4)   123,750         --          3,239                    --               3,149
    AND
  PRESIDENT(5)                  1998      140,000    115,000          4,319                62,500              10,775

Alfred H. Hunt, III.........    2000      246,667                   126,148                    --               3,200
  CHAIRMAN AND CHIEF            1999(4)   228,750         --         45,056                    --               4,333
  TECHNOLOGY OFFICER            1998      275,000    160,000         48,341                57,500               8,388

Iain M. Robertson(3)........    2000      109,375         --         14,776                16,250                  --
  FORMER PRESIDENT AND          1999(4)   168,000         --         15,080                    --                  --
  CHIEF OPERATING OFFICER       1998      184,000    155,000         19,324                67,500                  --

Dennis H. Coley.............    2000      127,917     17,500         16,852                40,000               2,558
  CHIEF FINANCIAL OFFICER       1999(4)    78,750         --             --                    --               1,575
    AND
  TREASURER                     1998       90,000     17,123             --                11,750               1,800

------------------------------
(1) Includes life insurance premiums for Mr. Hunt in the amounts of $26,800 for the years 2000,1999,and 1998 and payment of a deferred bonus in the amount of $73,333.

(2) Includes the Company's contributions on behalf of each of the named executives under the IFR Systems, Inc. Employees Profit Sharing Plan and under the IFR Systems, Inc. Savings and Investment (401k) Plan.

(3) Mr Robertson retired from the Company on October 1,1999.

(4) Fiscal year 1999 was a nine month year.

(5) Mr. Bloomer has been Chief Executive Officer and President since
    October 12, 1999, and was Executive Vice President from April 20, 1999, to October 12,1999. Prior to that time he was the Company's Treasurer and Chief Financial Officer.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information concerning options granted during fiscal 2000 to the named executives:

                               INDIVIDUAL GRANTS

                                                                                         POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK
                             SECURITIES       OPTIONS                                        PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED TO     EXERCISE OR                           OPTION TERM
                               OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION   --------------------------------
NAME                         GRANTED(#)    FISCAL YEAR(1)   ($/SHARE)(2)      DATE      0%($)(6)    5%($)(6)   10%($)(6)
----                         -----------   --------------   ------------   ----------   ---------   --------   ---------
Jeffrey A. Bloomer(3)......    65,000           13.3%          4.500        04/20/09         --     184,000     466,000
                (3)            35,000            7.2%          3.130        10/28/09         --      69,000     175,000
Iain M. Robertson (4)......    16,250            3.3%          3.282        11/05/00         --      34,000      85,000
Dennis H. Coley  (5).......     7,500            1.5%          4.500        04/20/09         --      21,000      54,000
                (3)            32,500            6.7%          4.220        08/26/09         --      86,000     219,000

------------------------------

(1) In fiscal 2000, options to purchase 488,000 shares of the Company's common stock were granted to 71 individuals

(2) Options were issued at fair market value on date of grant

(3) Options vest annually in four equal installments beginning on the anniversary date of grant.

(4) Options vested on April 20, 2000.

(5) Options vest annually in three equal installments beginning on the anniversary date of grant.

(6) The 0%, 5% and 10% rates of appreciation are pursuant to SEC regulations and are not intended to forecast future appreciation, if any, of IFR's stock. If IFR's stock has not increased in value above the exercise price at the time the options expire, then the option grants described in the table will be valueless.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table summarizes options exercised during fiscal 2000 and presents the value of unexercised options held by the named executives at fiscal year end:

                        AGGREGATED OPTIONS/SAR EXERCISES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                  OPTIONS ON            IN-THE-MONEY OPTIONS ON
                                 SHARES                        MARCH 31, 2000(#)         MARCH 31, 2000($)(1)
                               ACQUIRED ON      VALUE      -------------------------   -------------------------
NAME                           EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                           -----------   -----------   -------------------------   -------------------------
Jeffrey A. Bloomer...........       --            --              47,875/146,125           $     --/$402,050
Alfred H. Hunt, III                 --            --             192,498/ 60,002             328,746/     --
Iain M. Robertson(2).........       --            --              28,000/ 16,250                 --/  53,324
Dennis H. Coley..............       --            --               6,874/ 47,876                 --/ 170,900

------------------------

(1) Calculated on the basis of fair market value of the Common Stock on March 31, 2000 ($6.1255) less the option price

(2) Mr Robertson retired from the Company on October 1, 1999.

AGREEMENTS RELATING TO TERMINATION OF EMPLOYMENT

    The Company has agreements with Messrs. Bloomer and Coley providing for certain payments to them in the event their employment is terminated for a reason other than serious misconduct, death, normal retirement, or total and permanent disability within two years after a Change of Control of the Company (as defined below). The amount of the payments in each case is equal to 2.95 times the average annual compensation over the previous five years. In addition, following a covered termination of employment, the Company is obligated to maintain in effect retirement, disability, and medical benefits for a period of three years. The Company is also required to reimburse Messrs. Bloomer and Coley the amount of any federal or state tax incurred as a result of receiving an "excess parachute payment" (as defined in the Internal Revenue Code) under these agreements. For purposes of the agreement, a Change in Control of the Company means any event of a nature that would be required to be reported to the Securities and Exchange Commission in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, provided that, without limitation, a Change in Control shall be deemed to have occurred if: (a) any person (within the meaning of Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934) or group of persons becomes the beneficial owner, directly or indirectly, of shares of common stock of the Company representing 20% or more of the shares of voting stock of the Company; or (b) during any period of two consecutive years, individuals who at the beginning of such period were members of the Company's Board of Directors cease to constitute a majority of the Board of Directors, unless the election of each Director who was not a Director at the beginning of such period was approved by at least two-thirds of the Directors then still in office. No Change in Control shall be deemed to have occurred as to either of Messrs. Bloomer or Coley if he is included in the person or group acquiring control of the Company. The agreements are for a term ending on December 31, 2000, but are automatically renewed, prior to a Change in Control, for successive one-year terms unless terminated as provided in the agreement. After a Change in Control, the agreement extends for a further three-year term after its next anniversary date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is composed entirely of independent outside directors and is responsible for establishing an executive compensation policy and plan for the Company. The Compensation Committee reviews and approves all compensation plans, benefit programs and perquisites for executives and other certain employees.

OVERALL POLICY

    The Company's executive compensation policy is intended (i) to attract and retain the highest caliber of executives; (ii) to recognize and reward individuals for their contributions and commitment to growth and profitability of the Company; and (iii) to link compensation and shareholder value.

    Compensation of the Company's executive officers consists of the following elements: base salary, cash bonus payments under the Incentive Bonus Plan, stock option awards and restricted stock grants. Each of these elements is discussed below.

BASE SALARY

    The Committee, with input from the Chief Executive Officer (CEO), determines annual salary levels for the executive group. Factors considered in setting base salaries include level of responsibilities and prior experience and achievements. Base salaries may be greater or less than median competitive levels.

    In making changes in base salary for existing executive officers, other than the CEO, the Compensation Committee considers the recommendations of the CEO based on his personal evaluation of individual performance for the prior year including attainment of personal objectives and goals, attainment of Company performance goals, the Company's salary structure and competitive salary data.

CASH BONUS PAYMENTS

    In recent years, the Company's executive officers and certain other employees were eligible for annual cash bonuses determined by a formula established at the beginning of each fiscal year based on a minimum threshold of financial objectives for the year. Recognizing that fiscal 2000 would be a transition year based on significant organizational and structural changes coupled with major cost-cutting measures, no incentive bonus plan was established for fiscal 2000 and no incentive cash bonuses were paid. In FY 2000, Mr. Coley, the Treasurer and Chief Financial Officer, received cash bonuses primarily due to the sale of the Company's Optical Test Measurement Division.

STOCK OPTIONS

    The grant of stock options under the incentive stock option plans or the nonqualified stock option plan is intended to provide long-term performance based compensation to officers and key employees of the Company. The quantity and recipients of options are determined by the Compensation Committee. Options granted under the 1988 and 1996 Incentive Stock Option Plans are granted at fair market value. Options granted under the 1992 Nonqualified Stock Option Plans were granted at the fair market value on the date of grant. All options granted under the 1988, 1992, and 1996 plans expire not more than ten years from the date of grant.

RESTRICTED STOCK GRANTS

    The Company's restricted stock grant compensation combines elements of short-term compensation and long term incentives. Stock grants may be used to reward executives who have been responsible for successful past results and may also be used to attract skilled management by providing stock for "sign-on" bonus use. In either case, stock ownership is intended to provide an additional incentive for executive management based on long-term results and growth in stock value.

CHIEF EXECUTIVE OFFICER

    On October 12, 1999, Jeffrey A. Bloomer was elected President and Chief Executive Officer of the Company and his annual base salary was set at $275,000 based upon past performance, expected performance for fiscal 2000, and salaries paid at comparable companies. Mr. Bloomer received no bonus for fiscal 2000.

                            COMPENSATION COMMITTEE:


Oscar L. Tang, Chairman                  Donald L. Graf
Wilton W. Cogswell, III                  Ralph R. Whitney, Jr.

STOCK PERFORMANCE GRAPH

    The following graph sets forth the five-year cumulative total return (assuming a $100 investment and dividend reinvestment) on the Common Stock of the Company as well as the total returns on the NASDAQ Stock Market and for NASDAQ Non-Financial Stocks:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         IFR SYSTEMS, INC.  NASDAQ COMPOSITE COMPOSITE (US)  NASDAQ NON-FINANCIAL (US & FOREIGN)
3/31/95            $100.00                          $100.00                              $100.00
3/29/96            $102.83                          $135.78                              $134.93
3/31/97            $113.21                          $150.86                              $145.54
3/31/98            $252.81                          $226.90                              $218.38
3/31/99             $55.39                          $307.81                              $303.36
3/31/00             $69.59                          $571.48                              $594.90

CERTAIN RELATIONSHIPS

    Mr. Grose, a Director of the Company, is past President of Navair Inc., Mississauga, Ontario. Navair is a distributor of the Company's products in Canada, which accounted for more than 25% of Navair's sales during its most recent fiscal year. During the Company's fiscal year ended March 31, 2000, Navair's purchases from the Company totaled $2,554,000 (less than 2% of the Company's gross revenues). This relationship is expected to continue during the current fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

    Pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, Directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Directors and executive officers of the Company complied with all filing requirements during the fiscal year ended March 31, 2000.

                                  PROPOSAL II
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Audit Committee recommended and the Board of Directors of the Company appointed Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the current fiscal year ending March 31, 2001. Although there is no requirement that such appointment be submitted to a vote of the shareholders, the Board of Directors believes that the shareholders should be afforded the opportunity to ratify the appointment. If the shareholders do not ratify the appointment, the Board of Directors, in its discretion and without further vote of the shareholders, will select another firm to serve as independent auditors for the current fiscal year.

    Ernst & Young LLP has served as independent auditors for the Company continuously since 1971 and is considered by the Directors to be well qualified. The Board of Directors therefore recommends a vote FOR ratification of the appointment of Ernst & Young LLP and if the enclosed proxy is duly executed and received in time for the meeting and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for ratification of such appointment. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and eligible to be voted is required for ratification of the appointment.

    A representative of Ernst & Young LLP is expected to be present at the shareholder meeting and will have the opportunity to make a statement if he or she desires to do so. Ernst & Young LLP has indicated that it presently does not intend to make a statement but that its representative will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS.

                                  PROPOSAL III
   APPROVAL OF THE 1992 AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION PLAN

    The Board of Directors and management are convinced that it is critical to the future success of the Company that incentives are provided to key employees and prospective employees in the form of options to purchase the Company's common stock, thus aligning the employee's interests directly with the Company's shareholders. The 1992 Non-Qualified Stock Option Plan (the "Original Stock Option Plan") has been of value in providing these incentives but the Board of Directors believes that there are not a sufficient number of option grants now available under the Original Stock Option Plan and the 1996 Incentive Stock Option Plan to meet future requirements. At present, the maximum number of options subject to the Original Stock Option Plan and the 1996 Incentive Stock Option Plan (the "Outstanding Options") is 17.1% of the total undiluted shares outstanding. In the highly technical industry in which the Company participates, the number of outstanding options to total undiluted shares averages approximately 20%. Unlike other companies in the industry, no exercise repricing of options has ever occurred. Excluding options whose exercise price is above $14.00 per share, the number of Outstanding Options currently is 14.6% of total undiluted shares outstanding.

    In order to continue this incentive program, the Board of Directors has approved and adopted, subject to Shareholder approval, a resolution to amend Paragraph 2 of the Original Stock Option Plan to increase the maximum number of shares which may be issued upon exercise of options granted under the plan from 750,000 to 1,050,000. If approved by the Shareholders, the number of Outstanding Options will be approximately 20.7% of total undiluted shares. A copy of the 1992 Amended and Restated Non-Qualified

Stock Option Plan (the "Amended Stock Option Plan") is attached to this Proxy Statement as Exhibit A. The following description, which is intended only to be a summary, of the Amended Stock Option Plan is qualified in its entirety by reference to the text of Exhibit A.

    REASONS FOR THE PROPOSAL; PURPOSES OF THE PLAN. The Board of Directors believes that it is important to the success of the Company that the Company have in place a plan for providing incentives to qualified employees of the Company and its subsidiaries by aligning their interests directly with the Company's stockholders. The Board believes that the existing 1992 Non-Qualified Stock Option Plan has been of value to the Company and that the 1992 Amended and Restated Non-Qualified Stock Option Plan (the "Plan") will continue that value. The purposes of the Plan are to encourage ownership in the common stock of the Company by key employees of the Company and its subsidiaries, to provide an additional incentive for such employees to continue in the employ of the Company and its subsidiaries, and to promote the success of the Company's business.

    ELIGIBILITY. All employees of the Company and its subsidiaries, including executive officers, are eligible to be granted options under the Plan. At May 31, 2000, there were approximately 1,200 employees who would have been eligible for option grants if the Plan were then in effect.

    TERM. The Plan, which is identical to the Original Stock Option Plan except for the number of shares subject to the Plan, will become effective from the date of its adoption by the Board and options may be granted immediately thereafter but no option may be exercised under the Plan unless and until the Plan has been approved by the Shareholders at the Annual Meeting. The Board of Directors may at any time suspend or terminate the Plan but no such termination shall impair, without the consent of any option holder, any option theretofore granted.

    ADMINISTRATION. The Plan is to be administered under the general direction and control of the Board which shall interpret the provisions thereof and supervise the administration of the Plan, but the Board is mandated by the terms of the Plan to appoint a committee consisting of not fewer than three
(3) Directors which is granted plenary authority to determine the times at which options will be granted, to select the employees to whom options will be granted, and to determine the number of shares covered by each option, the purchase price, the time of exercise and other terms. None of the committee members may be officers of the Company or eligible to participate in the Plan and shall be disinterested persons as defined in Securities and Exchange Commission Rule 16b-3.

    OPTIONS. The maximum number of shares which may be issued upon exercise of options granted under the Plan is 1,050,000. This is an increase in the maximum number of shares from the Original Stock Option Plan of 300,000 shares and is the only change made by the Plan in the Original Stock Option Plan. Options granted under the Plan are not transferable except by Will or the laws of descent and distribution upon the death of the employee. Unless otherwise expressly provided in the document granting an option, unexercised options terminate upon termination of employment with the Company except that, in the case of death during employment, options may be exercised by the employee's executor, administrator, or other person who has inherited the option right within six months after the date of the optionee's death.

    INCOME TAX ASPECTS. The Plan is a non-qualified plan for federal income tax purposes and holders of such options will not receive certain tax benefits afforded with respect to "qualified" stock options under the Internal Revenue Code of 1990 as presently in effect. No income will be recognized by the optionee upon grant of the option (assuming such options are never publicly traded and have no readily ascertainable market value). Income will be recognized by employees upon exercise of an option in a per share amount equal to the difference to the exercise price and the market price on the date of exercise. The Company may deduct as a business expense the amount of income the employee is deemed to received upon exercise of an option.

    CURRENT MARKET VALUE. At the close of business on June 30, 2000, the last sale price of the Company's common stock as quoted on NASDAQ was $5.00.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1992 AMENDED AND RESTATED NONQUALIFIED STOCK OPTION PLAN

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Shareholder proposals intended to be presented at the 2001 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission must be received by the Company on or before March 16, 2001 to be considered for inclusion in the proxy materials relating to that meeting. Pursuant to the Company's Bylaws, all other shareholder proposals intended to be submitted at the 2001 annual meeting will be considered (other than the election of Director) untimely if the Company did not have notice of the matter before May 31, 2001. In addition, the Company's Amended and Restated Certificate of Incorporation provides that any shareholder wishing to make a nomination for director must give the Company advance notice as provided in the Amended and Restated Certificate of Incorporation. To be timely, such notice must be given not less than 21 days before an annual meeting and, if an election is to be held at a special meeting, not later than the close of business on the seventh day following the date on which notice of special meeting is first given to shareholders.

OTHER MATTERS

    The Annual Meeting is called for the purposes set forth in the "Notice of Annual Meeting." The Board of Directors has not been informed of any matters other than those stated in the Notice that are to be presented at the meeting. If any other business is brought before the meeting, the persons named in the proxy will vote according to the recommendations of the Board of Directors of the Company. Proxies may not be voted in the discretion of the proxy holders as to any item of business of which the Company had notice by May 31, 2000.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          CHARLES J. WOODIN

                                          SECRETARY

IMPORTANT:

    PLEASE IMMEDIATELY MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, AND IF YOU SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                   EXHIBIT A

                               IFR SYSTEMS, INC.

                           1992 AMENDED AND RESTATED
                         NONQUALIFIED STOCK OPTION PLAN

                               IFR Systems, Inc.
                                Wichita, Kansas

                                  August, 2000

                               IFR SYSTEMS, INC.
            1992 AMENDED AND RESTATED NONQUALIFIED STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
 1.  PURPOSE................................................         1

 2.  STOCK SUBJECT TO THE PLAN..............................         1

 3.  PARTICIPATION IN THE PLAN..............................         1

 4.  OPTION PRICES..........................................         1

 5.  TERM OF OPTIONS........................................         1

 6.  EXERCISE OF OPTIONS....................................         1

 7.  RESTRICTIONS ON TRANSFERABILITY........................         1

 8.  TERMINATION OF EMPLOYMENT..............................         2

 9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.............         2

10.  MERGER.................................................         2

11.  TERMINATION AND AMENDMENT OF THE PLAN..................         2

12.  ADMINISTRATION OF PLAN.................................         2

13.  EFFECTIVE DATE OF THE PLAN.............................         3

14.  NOTICES................................................         3

15.  STOCKHOLDER APPROVAL...................................         3

16.  GOVERNING LAW..........................................         3

17.  GOVERNMENT AND OTHER REGULATIONS.......................         3

18.  NONEXCLUSIVITY OF THE PLAN.............................         4

                               IFR SYSTEMS, INC.
            1992 AMENDED AND RESTATED NONQUALIFIED STOCK OPTION PLAN

    1. PURPOSE. The purposes of this 1992 Amended and Restated Nonqualified Stock Option Plan (the "Plan") are to encourage ownership in the Common Stock of IFR Systems, Inc. (the "Company") by key employees of the Company and its subsidiaries, to provide an additional incentive for them to continue in the employ of the Company and its subsidiaries, and to promote the success of the Company's business.

    2. STOCK SUBJECT TO THE PLAN. The maximum number of shares which may be issued upon exercise of Options granted under the Plan ("Options") shall be 1,050,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"). Such shares may be either issued shares of Common Stock which shall have been reacquired by the Company or authorized but unissued shares of Common Stock as the Board of Directors of the Company (the "Board") shall from time to time determine. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such Option shall again become available for option pursuant to the Plan.

    3.  PARTICIPATION IN THE PLAN.

    a. Options may be granted only to employees (including officers) of the Company or of any subsidiary of the Company who shall be selected as provided in Section 12 hereof. An employee who shall have been granted an Option under the Plan may be granted one or more additional Options. The term "subsidiary" as used in this Plan means a corporation more than 50% of the voting stock of which shall at the time be owned directly or indirectly by the Company.

    b. Nothing in this Plan shall be construed to give anyone the right to be granted an Option, and neither the Plan, the granting of an Option, nor the taking of any other action under the Plan shall constitute or be any evidence of any agreement or understanding, express or implied, that the Company or any of its subsidiaries will employ an Option holder for any period of time or in any position or at any particular rate of compensation.

    4. OPTION PRICES. The purchase price of the Common Stock covered by each Option shall be determined in the sole discretion of the Board of Directors.

    5. TERM OF OPTIONS. The term of each Option, and any conditions applicable to such Option, shall be determined in the sole discretion of the Board of Directors. Each Option shall be subject to earlier termination as provided herein.

    6. EXERCISE OF OPTIONS. An Option may be exercised in accordance with its terms at any time or from time to time after the granting thereof and the approval of this Plan by the stockholders of the Company in accordance with Paragraph 13 of the Plan. The purchase price of the shares purchased upon exercise of an Option shall be paid in full in cash at the time of the exercise, but the Board of Directors may (but shall not be required to ) determine that shares may be purchased, in whole or in part, with Common Stock of the Company. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares covered by his or her Option until, and to the extent, that the Option shall have been duly exercised.

    7. RESTRICTIONS ON TRANSFERABILITY. An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the employee only by such employee. No Option or interest therein may be transferred, assigned, pledged, or hypothecated by the Optionee during his or her lifetime, by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

    8. TERMINATION OF EMPLOYMENT. Unless it is otherwise specified in the document granting an Option, all rights of an employee in an Option, to the extent it has not been exercised, shall terminate upon the death of the employee (except as hereinafter provided) or the termination of his or her employment for any reason. An Option shall not be affected by any temporary change of duties or position of the holder or any temporary leave of absence granted to him or her by the employing corporation. In the event of the death of the holder of an Option prior to termination of employment for any other reason, the unexercised portion of such Option may be exercised at any time within six months from the date of the holder's death, by his or her executor, administrator, personal representative, or other person who has acquired the right to exercise the Option by bequest or inheritance, but in no event may any Option be exercised after the expiration of the terms of the Option as set forth in Paragraph 5 of this Plan.

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provisions of this Plan, in the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, merger, consolidation, split-up, combination of exchange of shares, reorganization, liquidation, or the like, the aggregate number and class of shares of Common Stock available under the Plan and the number and class of shares subject to each outstanding Option and the option prices shall be appropriately adjusted by the Board, whose determination shall be conclusive.

    10. MERGER. Subject to any required approval by the stockholders of the Company, if the Company shall be the surviving or resulting corporation in any merger or consolidation, each then outstanding Option granted hereunder shall pertain to and apply to the same number and type of shares of stock which a holder of the same number of shares of Common Stock subject to such Option was entitled to receive by reason of such merger or consolidation.

    11. TERMINATION AND AMENDMENT OF THE PLAN. The board of Directors may at any time suspend or terminate the Plan and shall have the right to alter or amend the Plan or any part thereof at any time and from time to time as it may deem proper and in the best interest of the Company. Any termination, suspension, alteration or amendment of the Plan effected pursuant to this Paragraph 11 may be made by the Board of Directors without further action on the part of the stockholders of the Company; provided, that, no such termination, suspension, alteration, or amendment shall (a) impair, without the consent of the Option holder, any Option theretofore granted to him or her under the Plan or deprive him or her of any Common Stock which he or she may have acquired under the Plan, or (b) unless approved by the stockholders of the Company, increase the total number of shares of Common Stock which may be purchased under the Plan (except as provided in Paragraph 9 hereof). Any Option outstanding at the time of termination of the Plan shall remain in effect subject to the provisions of this Plan until the Option shall have been exercised or shall have expired.

    12.  ADMINISTRATION OF PLAN.

    a. The Plan shall be administered under the general direction and control of the Board of Directors, which may from time to time issue orders or adopt resolutions not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan.

    b. The Board of Directors shall appoint a Committee (the "Committee") consisting of not fewer than three directors, none of whom shall be officers of the Company or eligible to participate in the Plan while members of the Committee, and who shall serve at the pleasure of the Board. No person shall be eligible to serve on the Committee if such person has at any time during the immediately preceding one year period been granted or awarded equity securities under the terms of this Plan, or any other plan of the Company or its affiliates, except as provided by any applicable securities rule. All Committee members shall be disinterested persons as defined in Securities and Exchange Commission Rule 16b-3. The Board of Directors may, from time to time, remove members from or add members to the Committee and shall fill all vacancies on the Committee. The Board of Directors may delegate to the Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under the Plan, except that the Committee shall not have the power to terminate, suspend, alter, or amend the Plan. Subject to the provisions of the Plan, the Committee shall have the plenary authority, in its discretion, to determine the time or times at which, and the employees of the Company and its subsidiaries to whom, Options shall be granted, the purchase price, and the number of shares of Common Stock to be covered by each Option, when each Option may be exercised, and the expiration date thereof. The Options granted by such Committee may contain such terms and provisions as the Committee, in its discretion, deems desirable and appropriate, provided, however, that such additional terms shall not be inconsistent with any provision of the Plan.

    c. A majority of the Committee shall constitute a quorum, and the action of a majority of the members present (whether in person or by telephone) at any meeting at which a quorum is present, or action authorized or approved in writing by a majority of the Committee, shall be deemed the action of the Committee.

    13. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective from the date of its adoption by the Board of Directors, and Options may be granted immediately after such adoption, but no Option may be exercised under the Plan unless and until the Plan has been approved by the stockholders of the Company at a meeting held within twelve months after the date of such adoption. The Plan shall terminate if it is not approved by the stockholders of the Company within twelve months from the date of its adoption by the Board of Directors.

    14. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been given when received by the Personnel Office of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    15. STOCKHOLDER APPROVAL. The Original 1992 Non-Qualified Stock Option Plan (the "Original Plan") was adopted by the Board of Directors of the Company on September 1, 1992, and approved by the stockholders of the Company on November 12, 1992. On May 18, 2000, the Board of Directors of the Company passed a resolution to amend paragraph 2 of the Original Plan to increase the maximum number of shares which may be issued upon exercise of Options granted under the plan from 750,000 to 1,050,000, subject to approval and ratification by the stockholders at the annual meeting of stockholders.

    16. GOVERNING LAW. This Plan and all agreements entered into under the Plan shall be construed in accordance with and shall be governed by the laws of the State of Kansas, except as provided in Paragraph 1 hereof.

    17. GOVERNMENT AND OTHER REGULATIONS. The obligations of the Company to sell and deliver shares of Common Stock shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as deemed necessary or appropriate by counsel for the Company.

    18. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan for approval of the stockholders of the Company shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options otherwise than under the Plan.

                               IFR SYSTEMS, INC.

                                     PROXY

                Annual Meeting of Shareholders--August 25, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Alfred H. Hunt, III, and Charles J. Woodin, and each of them, proxies, each with full power of substitution, to vote on behalf of the undersigned all shares of common stock of IFR Systems, Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on August 25, 2000, at 10:00 a.m. (C.D.T.), and any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below upon the following matters, and otherwise in their discretion:

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


--------------------------------------------------------------------------------


5356--IFR SYSTEMS, INC.

                               IFR SYSTEMS, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

[                                                                              ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
OF THE FOLLOWING:

1.   ELECTION OF DIRECTORS--
     NOMINEES: 01-Alfred H. Hunt, III and
               02-Frederick R. Hume

     FOR     WITHHOLD
     ALL       ALL       FOR ALL (EXCEPT NOMINEE(S) WRITTEN BELOW)
     / /       / /       / /

     -------------------------------------------------------------

2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the current fiscal year ending March 31, 2001.

     FOR     AGAINST   ABSTAIN
     / /       / /       / /

3. To approve and adopt the 1992 Amended and Restated Nonqualified Stock Option Plan, a copy of which is attached as Exhibit A to the attached
     Proxy Statement, to increase by 300,000 the maximum number of shares of common stock that may be issued under the Plan to 1,050,000 shares.

     FOR     AGAINST   ABSTAIN
     / /       / /       / /



                    IN THE ABSENCE OF CONTRARY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR ELECTION AS DESCRIBED AND FOR EACH OF THE OTHER 2 PROPOSALS.

                    The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting, the Proxy Statement dated July 14, 2000, and the Company's 2000 Annual Report. The undersigned hereby revokes any proxy or proxies heretofore given.


                                 Dated: __________________________________, 2000

                    Signature(s)________________________________________________

                    IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity, please give full titles.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



5356--IFR SYSTEMS, INC.